UNITED STATES

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SCHEDULE 14A

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Tenneco Inc.

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The following is the press release, as released by Tenneco Inc. (the “Company”) on April 27, 2018, announcing the Company’s first quarter 2018 results of operations and the slide presentation to be used in conjunction with the conference call to be held by the Company on April 27, 2018 to discuss the Company’s results of operations for the first quarter 2018, as well as other matters that may impact the Company’s outlook.

Press Release

TENNECO REPORTS FIRST QUARTER 2018 RESULTS

•	Record-high first quarter revenue, outpacing industry production

•	Expects constant currency revenue growth of 8% in second quarter

•	Changed segment reporting to Clean Air, Ride Performance and Aftermarket

Lake Forest, Illinois, April 27, 2018 – Tenneco Inc. (NYSE: TEN) reported first quarter net income of $58 million, or $1.13 per diluted share. First quarter 2017 net income was $59 million, or $1.09 per diluted share. First quarter 2018 adjusted net income was $81 million, or $1.58 per diluted share, compared with $79 million, or $1.46 per diluted share last year.

Revenue

Total revenue in the first quarter was $2.574 billion, up 12% year-over-year, with revenue growth in Clean Air and Ride Performance. On a constant currency basis, total revenue increased 6% driven by higher volumes and incremental content on light vehicle, commercial truck and off-highway programs.

On a constant currency basis, value-add revenue increased 4% to $1.822 billion, significantly outpacing an industry production* decline of 1%. Ride Performance revenue increased 13%, global Aftermarket revenue was 3% lower, and Clean Air revenue rose 3% compared to last year.

EBIT **

First quarter EBIT (earnings before interest, taxes and noncontrolling interests) was $117 million, versus $121 million last year. Adjusted EBIT was $147 million, even with last year, driven by stronger volumes on light vehicle and commercial truck and off-highway applications and strong Clean Air incremental margins. However, steel commodity costs, the lower aftermarket revenues, and launch costs related to a major truck platform impacted margins.

	Q1 2018	Q1 2017
EBIT as a percent of revenue	4.5%	5.3%
EBIT as a percent of value-add revenue	6.1%	6.9%

Adjusted EBIT as a percent of revenue	5.7%	6.4%
Adjusted EBIT as a percent of value-add revenue	7.6%	8.4%

Cash

Cash generated by operations improved by $31 million year-over-year. During the quarter, the company returned $13 million to shareholders through a dividend payment of 25-cents per common share.

“Tenneco delivered record revenue for the quarter, significantly outpacing OE industry production, driven by higher Ride Performance revenues, including intelligent suspension growth, and double-digit gains in Clean Air commercial truck and off-highway revenue,” said Brian Kesseler, CEO Tenneco. “We also delivered record earnings per share despite margin pressure from last year’s tariff-driven steel cost increases, although there was a lower year-over-year impact as we continue to make progress on recovery mechanisms.”

Adjusted first quarter 2018 and 2017 results**

(millions except per share amounts)	Q1 2018				Q1 2017
	Net income attributable to Tenneco Inc.	Per Share	EBIT	EBITDA(1)(2)	Net income attributable to Tenneco Inc.	Per Share	EBIT	EBITDA(1)(2)
	$58	$1.13	$117	$176	$59	$1.09	$121	$173
Adjustments(2)
Restructuring and related expenses	8	0.16	12	12	14	0.25	15	14
Acquisition costs	11	0.21	13	13	—	—	—	—
Warranty charge	4	0.08	5	5	—	—	—	—
Pension charges / Stock vesting	—	—	—	—	7	0.13	11	11
Net tax adjustments	—	—	—	—	(1)	(0.01)	—	—

Adjusted Net income, EPS, EBIT, and EBITDA	$81	$1.58	$147	$206	$79	$1.46	$147	$198

(1)	EBITDA including noncontrolling interests.
(2)	Tables at the end of this press release reconcile GAAP to non-GAAP results.

OUTLOOK

Second quarter and full year 2018

Tenneco expects constant currency total revenue growth of 8% in the second quarter 2018, outpacing 5% light vehicle industry production* growth forecast. The company expects organic growth to outpace industry production* with higher light vehicle revenue, double-digit growth in commercial truck and off-highway revenue, and a stable contribution from the aftermarket segment.

The company reaffirmed its 2018 full year outlook, and expects 5% organic revenue growth, outpacing industry production* by 3 percentage points, and full year margins roughly in line with 2017.

Acquisition of Federal-Mogul

Tenneco signed a definitive agreement on April 10, 2018, to acquire Federal-Mogul, a leading global supplier to original equipment manufacturers and the aftermarket. Tenneco intends to separate the combined businesses into two independent, publicly traded companies through a tax-free spin-off to shareholders that will establish an aftermarket and ride performance company and a powertrain technology company.

The Federal-Mogul acquisition is expected to close in the second half of 2018, subject to regulatory and shareholder approvals and other customary closing conditions, with the separation expected to occur in the second half of 2019.

The transaction is expected to be value accretive with run-rate earnings synergies of at least $200 million and one-time working capital synergies of at least $250 million within 24 months of closing.

“Our acquisition of Federal-Mogul accelerates and expands on our strategies to deliver sustained, profitable growth, positioning the new companies to capitalize on trends that are fundamentally changing our industry,” said Kesseler. “Each company will have a unique competitive position to provide its customers with differentiated products and systems, drive profitable growth, and generate value for shareholders.”

*Source:	IHS Automotive April 2018 global light vehicle production forecast and Tenneco estimates.

**	Year-over-year earnings comparisons reflect revisions to prior period financial results for certain immaterial adjustments as described in Tenneco’s Form 10-Q/A for the period ended March 31, 2017.

Attachment 1

Statements of Income – 3 Months

Balance Sheets

Statements of Cash Flows – 3 Months

Attachment 2

Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 3 Months

Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 Months

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months

Reconciliation of Non-GAAP Measures – Debt Net of Cash/Adjusted LTM EBITDA including noncontrolling interests

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment and Aftermarket Revenue – 3 Months

Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 Months

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment Commercial Truck, Off-Highway and other revenues – 3 Months

CONFERENCE CALL

The company will host a conference call on Friday, April 27, 2018 at 8:30 a.m. ET. The dial-in number is 888-807-9684 (domestic) or 412-317-5415 (international). The passcode is Tenneco Inc. call. The call and accompanying slides will be available on the financial section of the Tenneco web site at www.investors.tenneco.com. A recording of the call will be available one hour following completion of the call on April 27, 2018 through May 4, 2018. To access this recording, dial 877-344-7529 (domestic), 855-669-9658 (Canada) or 412-317-0088 (international). The replay access code is 10119528. The purpose of the call is to discuss the company’s operations for the first fiscal quarter of 2018, as well as provide updated information regarding matters impacting the company’s outlook. A copy of the press release is available on the financial and news sections of the Tenneco web site.

ANNUAL MEETING

The Tenneco Board of Directors has scheduled the corporation’s annual meeting of shareholders for Wednesday, May 16, 2018 at 10:00 a.m. CT. The meeting will be held at the corporate headquarters, 500 North Field Drive, Lake Forest, Illinois. The company will provide additional information regarding the acquisition of Federal-Mogul as part of the annual meeting. The record date for shareholders eligible to vote at the meeting is March 19, 2018.

About Tenneco

Tenneco is a $9.3 billion global manufacturing company with headquarters in Lake Forest, Illinois and approximately 32,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of ride performance and clean air products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker®, XNOx™ and Clevite®Elastomer.

Revenue estimates in this release are based on OE manufacturers’ programs that have been formally awarded to the company; programs where Tenneco is highly confident that it will be awarded business based on informal customer indications consistent with past practices; and Tenneco’s status as supplier for the existing program and its relationship with the customer. These revenue estimates are also based on anticipated vehicle production levels and pricing, including precious metals pricing and the impact of material cost changes. Unless otherwise indicated, our revenue estimate methodology does not attempt to forecast currency fluctuations, and accordingly, reflects constant currency. Certain elements of the restructuring and related expenses, legal settlements and other unusual charges we incur from time to time cannot be forecasted accurately. In this respect, we are not able to forecast EBIT (and the related margins) on a forward-looking basis without unreasonable efforts on account of these factors and the difficulty in predicting GAAP revenues (for purposes of a margin calculation) due to variability in production rates and volatility of precious metal pricing in the substrates that we pass through to our customers. For certain additional assumptions upon which these estimates are based, see the slides accompanying the April 27, 2018 webcast, which will be available on the financial section of the Tenneco website at www.investors.tenneco.com.

Safe Harbor

This release contains forward-looking statements. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this communication that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events and (ii) statements about our future business plans and strategy and other statements that describe Tenneco’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. These forward-looking statements are included in various sections of this communication and the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof) are intended to identify forward-looking statements. Forward-looking statements included in this release concern, among other things, the proposed acquisition of Federal-Mogul LLC and related separation transactions, including the expected timing of completion of the proposed acquisition and spin-off; the benefits of the proposed acquisition and spin-off; the combined and separated companies’ respective plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the risk that the acquisition transaction may not be completed in a timely manner or at all due to a failure to satisfy certain closing conditions, including any stockholder or regulatory approval or the failure to satisfy other conditions to completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the outcome of any legal proceeding that may be instituted against Tenneco and others following the announcement of the transactions; the combined company may not complete the separation of the Aftermarket & Ride Performance business from the Powertrain Technology business (or achieve some or all of the anticipated benefits of such a separation); the proposed transactions may have an adverse impact on existing arrangements with Tenneco or Federal-Mogul, including those related to transition, manufacturing and supply services and tax matters; the amount of the costs, fees, expenses and charges related to the transactions may be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the transactions, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the transactions may not advance the combined or separated companies’ respective business strategy; the risk that the combined company may experience difficulty integrating or separating all employees or operations; the potential diversion of Tenneco management’s attention resulting from the proposed transactions; as well as the risk factors and cautionary statements included in Tenneco’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the SEC.

In addition, the forward-looking statements contained herein pertaining to the company’s performance are based on the current expectations of the company (including its subsidiaries). Because these forward-looking statements involve risks and uncertainties, the company’s plans, actions and actual results could differ materially. Among the factors that could cause these plans, actions and results to differ materially from current expectations are:

(i) general economic, business and market conditions;

(ii) the company’s ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;

(iii) the cost and outcome of existing and any future claims, legal proceedings, or investigations, including, but not limited to, any of the foregoing arising in connection with the ongoing global antitrust investigation, product performance, product safety or intellectual property rights;

(iv) changes in capital availability or costs, including increases in the company’s costs of borrowing (i.e., interest rate increases), the amount of the company’s debt, the ability of the company to access capital markets at favorable rates, and the credit ratings of the company’s debt;

(v) changes in consumer demand, prices and the company’s ability to have our products included on top selling vehicles, including any shifts in consumer preferences to lower margin vehicles, for which we may or may not have supply arrangements;

(vi) changes in automotive and commercial vehicle manufacturers’ production rates and their actual and forecasted requirements for the company’s products such as the significant production cuts during recent years by automotive manufacturers in response to difficult economic conditions;

(vii) the overall highly competitive nature of the automobile and commercial vehicle parts industries, and any resultant inability to realize the sales represented by the company’s awarded book of business which is based on anticipated pricing and volumes over the life of the applicable program;

(viii) the loss of any of our large original equipment manufacturer (“OEM”) customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other OEMs or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;

(ix) the company’s continued success in cost reduction and cash management programs and its ability to execute restructuring and other cost reduction plans, including our current cost reduction initiatives, and to realize anticipated benefits from these plans;

(x) risk inherent in operating a multi-national company, including economic conditions, such as currency exchange and inflation rates, and political environments in the countries where we operate or sell our products, adverse changes in trade agreements, tariffs, immigration policies, political stability, and tax and other laws, and potential disruption of production and/or supply;

(xi) workforce factors such as strikes or labor interruptions;

(xii) increases in the costs of raw materials, including the company’s ability to successfully reduce the impact of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery and other methods;

(xiii) the negative impact of fuel price volatility on transportation and logistics costs, raw material costs, discretionary purchases of vehicles or aftermarket products, and demand for off-highway equipment;

(xiv) the cyclical nature of the global vehicular industry, including the performance of the global aftermarket sector and longer product lives of automobile parts;

(xv) product warranty costs;

(xvi) the failure or breach of our information technology systems and the consequences that such failure or breach may have to our business;

(xvii) the company’s ability to develop and profitably commercialize new products and technologies, and the acceptance of such new products and technologies by the company’s customers and the market;

(xviii) changes by the Financial Accounting Standards Board or other accounting regulatory bodies to authoritative generally accepted accounting principles or policies;

(xix) changes in accounting estimates and assumptions, including changes based on additional information;

(xx) the impact of the extensive, increasing and changing laws and regulations to which we are subject, including environmental laws and regulations, which may result in our incurrence of environmental liabilities in excess of the amount reserved;

(xxi) natural disasters, acts of war and/or terrorism and the impact of these occurrences or acts on economic, financial, industrial and social condition, including, without limitation, with respect to supply chains and customer demand in the countries where the company operates; and

(xxii) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Unless otherwise indicated, the forward-looking statements in this release are made as of the date of this communication, and, except as required by law, Tenneco does not undertake any obligation, and disclaims any obligation, to publicly disclose revisions or updates to any forward-looking statements. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company’s SEC filings, including but not limited to its annual report on Form 10-K for the year ended December 31, 2017.

Additional Information and Where to Find It

In connection with the proposed transaction between Tenneco Inc. (the “Company”) and Federal-Mogul LLC, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or other document(s) that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FEDERAL-MOGUL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at investors.tenneco.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 North Field Drive in Lake Forest, Illinois 60045 or by calling (847) 482-5162.

Certain Information Regarding Participants

The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2018, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company.

No Offers or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

###

Tenneco investor inquiries:

Linae Golla

847 482-5162 (office)

224 632-0986 (cell)

lgolla@tenneco.com

Tenneco media inquiries:

Bill Dawson

847 482-5807 (office)

224 280-4308 (cell)

bdawson@tenneco.com

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

STATEMENTS OF INCOME

Unaudited

THREE MONTHS ENDED MARCH 31,

(Millions except per share amounts)

	2018		2017*
Net sales and operating revenues
OE Clean Air Division - Value-add revenues	$1,104		$1,008
OE Clean Air Division - Substrate sales	652		547
OE Ride Performance Division	513		428
Aftermarket Division	305		309

	$2,574		$2,292

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	2,198	(a) (b)	1,929	(d) (g)
Engineering, research and development	41	(a)	39
Selling, general and administrative	153	(a) (c)	141	(d) (e) (g)
Depreciation and amortization of other intangibles	59		52	(d)

Total costs and expenses	2,451		2,161

Loss on sale of receivables	(3)		(1)
Other income (expense)	(3)		(9	)(e) (g)

Total other income (expense)	(6)		(10)

Earnings before interest expense, income taxes, and noncontrolling interests
OE Clean Air Division	119	(a)	94	(d)
OE Ride Performance Division	8	(a) (b)	27	(d)
Aftermarket Division	35	(a)	42	(d)
Other	(45	)(c)	(42	)(d) (e)

	117		121

Interest expense (net of interest capitalized)	20		15

Earnings before income taxes and noncontrolling interests	97		106

Income tax expense	25		33	(f)

Net income	72		73

Less: Net income attributable to noncontrolling interests	14		14

Net income attributable to Tenneco Inc.	$58		$59

Weighted average common shares outstanding:
Basic	51.2		53.9

Diluted	51.5		54.2

Earnings per share of common stock:
Basic	$1.13		$1.10

Diluted	$1.13		$1.09

*	Financial results for 2017 have been revised for certain immaterial adjustments as discussed in Tenneco’s Form 10-Q/A for the quarter ended March 31, 2017.
(a)	Includes restructuring and related charges of $12 million pre-tax, $8 million after tax and noncontrolling interests or $0.16 per diluted share. Of the amount, $9 million is recorded in cost of sales, $2 million is recorded in selling, general and administrative expenses and $1 million is recorded in engineering expenses. $1 million is recorded in the OE Clean Air Division, $9 million is recorded in the OE Ride Performance Division and $2 million is recorded in the Aftermarket Division.
(b)	Includes warranty charge of $5 million pre-tax, $4 million after tax or $0.08 per diluted share.
(c)	Includes acquisition costs of $13 million pre-tax, $11 million after tax or $0.21 per diluted share.
(d)	Includes restructuring and related charges of $15 million pre-tax, $14 million after tax or $0.25 per diluted share. Of the amount, $11 million is recorded in cost of sales, $3 million is recorded in selling, general and administrative expenses and $1 million is recorded in depreciation and amortization. $9 million is recorded in the OE Clean Air Division, $3 million is recorded in the OE Ride Performance Division, $2 million is recorded in the Aftermarket Division and $1 million is recorded in Other.
(e)	Includes pension and accelerated restricted stock vesting charges of $11 million pre-tax, $7 million after tax or $0.13 per diluted share. Of the amount, $5 million is recorded in selling, general and administrative expense and $6 million is recorded in other income (expense).
(f)	Includes net tax benefits of $1 million or $0.01 per diluted share primarily related to Q1 2017 adoption of Accounting Standard Update 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting.
(g)	Includes retrospective adjustment of $9 million to reflect the effects of applying ASU 2017-07 Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost adopted in Q1 2018.

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

BALANCE SHEETS

(Unaudited)

(Millions)

	March 31, 2018		December 31, 2017
Assets
Cash and cash equivalents	$288		$315
Restricted cash	2		3
Receivables, net	1,524	(a)	1,321	(a)
Inventories	911		869
Other current assets	340		291
Investments and other assets	441		428
Plant, property, and equipment, net	1,660		1,615

Total assets	$5,166		$4,842

Liabilities and Shareholders’ Equity
Short-term debt	$64		$83
Accounts payable	1,908		1,705
Accrued taxes	43		45
Accrued interest	10		14
Other current liabilities	419		419
Long-term debt	1,420	(b)	1,358	(b)
Deferred income taxes	12		11
Deferred credits and other liabilities	415		423
Redeemable noncontrolling interests	50		42
Tenneco Inc. shareholders’ equity	765		696
Noncontrolling interests	60		46

Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$5,166		$4,842

	March 31, 2018		December 31, 2017
(a) Accounts Receivables net of:
Europe - Accounts receivables factoring programs	$257		$218
North America - Accounts receivables factoring program	$136		$107

	March 31, 2018		December 31, 2017
(b) Long term debt composed of:
Borrowings against revolving credit facilities	$311		$244
Term loan A (Due 2022)	385		390
5.000% senior notes (Due 2026)	500		500
5.375% senior notes (Due 2024)	225		225
Other long term debt	(1)		(1)

	$1,420		$1,358

Tenneco Inc. and Consolidated Subsidiaries

Statements of Cash Flows

(Unaudited)

(Millions)

	Three Months Ended March 31,
	2018	2017*
Operating activities:
Net income	$72	$73
Adjustments to reconcile net income to net cash used by operating activities -
Depreciation and amortization of other intangibles	59	52
Stock-based compensation	5	9
Deferred income taxes	(1)	7
Loss on sale of assets	3	1
Changes in components of working capital-
(Inc.)/dec. in receivables	(223)	(159	)(a)
(Inc.)/dec. in inventories	(34)	(45)
(Inc.)/dec. in prepayments and other current assets	(45)	(57)
Inc./(dec.) in payables	189	93
Inc./(dec.) in accrued taxes	(3)	3
Inc./(dec.) in accrued interest	(3)	(5)
Inc./(dec.) in other current liabilities	(3)	(8)
Changes in long-term assets	(9)	(1)
Changes in long-term liabilities	(7)	5
Other	—	1

Net cash used by operating activities	—	(31)

Investing activities:
Proceeds from sale of assets	2	3
Cash payments for plant, property & equipment	(84)	(103)
Cash payments for software-related intangible assets	(5)	(6)
Proceeds from sales of factored receivables	34	22	(a)

Net cash used by investing activities	(53)	(84)

Financing activities:
Cash dividends	(13)	(13)
Repurchase of common shares	(2)	(3)
Purchase of common stock under the share repurchase program	—	(16)
Retirement of long-term debt	(6)	(6)
Net inc./(dec.) in bank overdrafts	(4)	3
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on long-term debt and short-term borrowings secured by accounts receivable	77	117
Net inc./(dec.) in short-term debt secured by accounts receivable	(30)	20

Net cash provided by financing activities	22	102

Effect of foreign exchange rate changes on cash and cash equivalents	3	8

Decrease in cash, cash equivalents and restricted cash	(28)	(5)
Cash, cash equivalents and restricted cash, January 1	318	349	(b)

Cash, cash equivalents and restricted cash, March 31	$290	$344	(b)

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$23	$22
Cash paid during the period for income taxes (net of refunds)	25	15
Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$55	$50
Non-cash Investing and Operating Activities
Retained interest in receivables factored in the period	$37	$26

*	Financial results for 2017 have been revised for certain immaterial adjustments as discussed in Tenneco’s Form 10-Q/A for the quarter ended March 31, 2017.
(a)	Retrospectively adjusted to reflect the effects of applying ASU 2016-15 on Statement of Cash Flows - Classification of certain cash receipts and cash payments (Topic 230) adopted in Q1 2018.
(b)	Retrospectively adjusted to reflect the effects of applying the ASU 2016-18 on Statement of Cash Flows - Restricted Cash adopted in Q1 2018.

TENNECO INC.

RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)

Unaudited

(Millions)

	Q1 2018
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
Net income attributable to Tenneco Inc.						$58
Net income attributable to noncontrolling interests						14

Net income						72
Income tax expense						25
Interest expense (net of interest capitalized)						20

EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$119	$8	$35	$162	$(45)	117
Depreciation and amortization of other intangibles	37	17	5	59	—	59

Total EBITDA including noncontrolling interests (2)	$156	$25	$40	$221	$(45)	$176

	Q1 2017*
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
Net income attributable to Tenneco Inc.						$59
Net income attributable to noncontrolling interests						14

Net income						73
Income tax expense						33
Interest expense (net of interest capitalized)						15

EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$94	$27	$42	$163	$(42)	121
Depreciation and amortization of other intangibles	33	15	4	52	—	52

Total EBITDA including noncontrolling interests (2)	$127	$42	$46	$215	$(42)	$173

*	Financial results for 2017 have been revised for certain immaterial adjustments as discussed in Tenneco’s Form 10-Q/A for the quarter ended March 31, 2017.
(1)	U.S. Generally Accepted Accounting Principles.
(2)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(Millions except per share amounts)

	Q1 2018				Q1 2017*
	Net income attributable to Tenneco Inc.	Per Share	EBIT	EBITDA (3)	Net income attributable to Tenneco Inc.	Per Share	EBIT	EBITDA (3)
Earnings Measures	$58	$1.13	$117	$176	$59	$1.09	$121	$173

Adjustments:
Restructuring and related expenses	8	0.16	12	12	14	0.25	15	14
Acquisition costs (4)	11	0.21	13	13	—	—	—	—
Warranty charge (5)	4	0.08	5	5	—	—	—	—
Pension charges / Stock vesting (6)	—	—	—	—	7	0.13	11	11
Net tax adjustments	—	—	—	—	(1)	(0.01)	—	—

Adjusted Net income, EPS, EBIT, and EBITDA	$81	$1.58	$147	$206	$79	$1.46	$147	$198

	Q1 2018
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT	$119	$8	$35	$162	$(45)	$117
Restructuring and related expenses	1	9	2	12	—	12
Acquisition costs (4)	—	—	—	—	13	13
Warranty charge (5)	—	5	—	5	—	5

Adjusted EBIT	$120	$22	$37	$179	$(32)	$147

	Q1 2017*
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT	$94	$27	$42	$163	$(42)	$121
Restructuring and related expenses	9	3	2	14	1	15
Pension charges / Stock vesting (6)	—	—	—	—	11	11

Adjusted EBIT	$103	$30	$44	$177	$(30)	$147

*	Financial results for 2017 have been revised for certain immaterial adjustments as discussed in Tenneco’s Form 10-Q/A for the quarter ended March 31, 2017.
(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.
(3)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.
(4)	Costs related to Federal-Mogul acquisition.
(5)	Charge related to warranty. Although Tenneco regularly incurs warranty costs, this specific charge is of an unusual nature in the period incurred.
(6)	Charges related to Pension derisking and the acceleration of restricted stock vesting in accordance with the long-term incentive plan.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	Q1 2018
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Global OE Clean Air	$1,756	$652	$1,104	$64	$1,040
Global OE Ride Performance	513	—	513	31	482
Global Aftermarket	305	—	305	5	300

Total Tenneco Inc.	$2,574	$652	$1,922	$100	$1,822

	Q1 2017
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Global OE Clean Air	$1,555	$547	$1,008	$—	$1,008
Global OE Ride Performance	428	—	428	—	428
Global Aftermarket	309	—	309	—	309

Total Tenneco Inc.	$2,292	$547	$1,745	$—	$1,745

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE MEASURES

Unaudited

(Millions except percents)

	Q1 2018 vs. Q1 2017 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Global OE Clean Air	$201	13%	$32	3%
Global OE Ride Performance	85	20%	54	13%
Global Aftermarket	(4)	(1%)	(9)	(3%)

Total Tenneco Inc.	$282	12%	$77	4%

TENNECO INC.

RECONCILIATION OF NON-GAAP MEASURES

Debt net of total cash / Adjusted LTM EBITDA including noncontrolling interests

Unaudited

(Millions except ratios)

		Quarter Ended March 31,
		2018		2017*
Total debt		$1,484		$1,519
Total cash, cash equivalents and restricted cash (total cash)		290		344

Debt net of total cash balances (1)		$1,194		$1,175

Adjusted LTM EBITDA including noncontrolling interests(2) (3)		$876		$841
Ratio of debt net of total cash balances to adjusted LTM EBITDA including noncontrolling interests(4)		1.4x		1.4x

	Q2 17	Q3 17	Q4 17	Q1 18	Q1 18 LTM
Net income (loss) attributable to Tenneco Inc.	$(3)	$83	$68	$58	$206
Net income attributable to noncontrolling interests	18	16	19	14	67
Income tax expense (benefit)	(8)	16	29	25	62
Interest expense (net of interest capitalized)	20	19	19	20	78
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	27	134	135	117	413
Depreciation and amortization of other intangibles	55	58	59	59	231
Total EBITDA including noncontrolling interests(2)	82	192	194	176	644
Restructuring and related expenses	16	19	20	12	67
Goodwill impairment charge(5)	—	—	11	—	11
Pension charges (6)	—	—	2	—	2
Antitrust settlement accrual(7)	132	—	—	—	132
Warranty settlement (8)	7	—	—	—	7
Warranty charge (9)	—	—	—	5	5
Gain on sale of unconsolidated JV(10)	(5)	—	—	—	(5)
Acquisition costs(11)	—	—	—	13	13

Total Adjusted EBITDA including noncontrolling interests(3)	$232	$211	$227	$206	$876

	Q2 16*	Q3 16*	Q4 16*	Q1 17*	Q1 17* LTM
Net income attributable to Tenneco Inc.	$82	$179	$38	$59	$358
Net income attributable to noncontrolling interests	16	17	20	14	67
Income tax expense (benefit)	39	(70)	(3)	33	(1)
Interest expense (net of interest capitalized)	34	24	16	15	89
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	171	150	71	121	513
Depreciation and amortization of other intangibles	52	53	53	52	210
Total EBITDA including noncontrolling interests(2)	223	203	124	173	723
Restructuring and related expenses	5	7	9	14	35
Pension charges / Stock vesting(6)	—	—	72	11	83

Total Adjusted EBITDA including noncontrolling interests(3)	$228	$210	$205	$198	$841

*	Financial results for 2016 and first quarter 2017 have been revised for certain immaterial adjustments as discussed in Tenneco’s Form 10-K/A for the year ended December 31, 2016 and Form 10-Q/A for the quarter ended March 31, 2017.
(1)	Tenneco presents debt net of total cash balances because management believes it is a useful measure of Tenneco’s credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for-dollar basis.
(2)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.
(3)	Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.
(4)	Tenneco presents the above reconciliation of the ratio of debt net of total cash to LTM adjusted EBITDA including noncontrolling interests to show trends that investors may find useful in understanding the company’s ability to service its debt. For purposes of this calculation, LTM adjusted EBITDA including noncontrolling interests is used as an indicator of the company’s performance and debt net of total cash is presented as an indicator of the company’s credit position and progress toward reducing the company’s financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company’s existing covenant ratios or any other financial measures that investors may find useful in describing the company’s financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of total cash, EBITDA including noncontrolling interests and adjusted EBITDA including noncontrolling interests.
(5)	Goodwill impairment charges recorded in Europe and South America Ride Performance Division.
(6)	Charges related to Pension derisking and the acceleration of restricted stock vesting in accordance with the long-term incentive plan.
(7)	Charges related to establish a reserve for settlement costs necessary to resolve the company’s antitrust matters globally.
(8)	Warranty settlement with customer.
(9)	Charge related to warranty. Although Tenneco regularly incurs warranty costs, this specific charge is of an unusual nature in the period incurred.
(10)	Gain on sale of unconsolidated JV.
(11)	Costs related to Federal-Mogul acquisition.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	Q1 2018
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency
Original equipment light vehicle revenues	$1,893	$111	$1,782	$512	$1,270
Original equipment commercial truck, off-highway and other revenues	376	22	354	102	252
Aftermarket revenues	305	5	300	—	300

Net sales and operating revenues	$2,574	$138	$2,436	$614	$1,822

	Q1 2017
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency
Original equipment light vehicle revenues	$1,720	$—	$1,720	$471	$1,249
Original equipment commercial truck, off-highway and other revenues	263	—	263	76	187
Aftermarket revenues	309	—	309	—	309

Net sales and operating revenues	$2,292	$—	$2,292	$547	$1,745

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)

Unaudited

(Millions except percents)

	Q1 2018
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$1,756	$513	$305	$2,574	$—	$2,574
Less: Substrate sales	652	—	—	652	—	652

Value-add revenues	$1,104	$513	$305	$1,922	$—	$1,922

EBIT	$119	$8	$35	$162	$(45)	$117
EBIT as a % of revenue	6.8%	1.6%	11.5%	6.3%		4.5%
EBIT as a % of value-add revenue	10.8%	1.6%	11.5%	8.4%		6.1%
Adjusted EBIT	$120	$22	$37	$179	$(32)	$147
Adjusted EBIT as a % of revenue	6.8%	4.3%	12.1%	7.0%		5.7%
Adjusted EBIT as a % of value-add revenue	10.9%	4.3%	12.1%	9.3%		7.6%

	Q1 2017*
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$1,555	$428	$309	$2,292	$—	$2,292
Less: Substrate sales	547	—	—	547	—	547

Value-add revenues	$1,008	$428	$309	$1,745	$—	$1,745

EBIT	$94	$27	$42	$163	$(42)	$121
EBIT as a % of revenue	6.0%	6.3%	13.6%	7.1%		5.3%
EBIT as a % of value-add revenue	9.3%	6.3%	13.6%	9.3%		6.9%
Adjusted EBIT	$103	$30	$44	$177	$(30)	$147
Adjusted EBIT as a % of revenue	6.6%	7.0%	14.2%	7.7%		6.4%
Adjusted EBIT as a % of value-add revenue	10.2%	7.0%	14.2%	10.1%		8.4%

*	Financial results for 2017 have been revised for certain immaterial adjustments as discussed in Tenneco’s Form 10-Q/A for the quarter ended March 31, 2017.
(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating the company’s operational performance without the impact of such substrate sales.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES

(2) - Original equipment commercial truck, off-highway and other revenues

Unaudited

(Millions)

	2018
	Q1
	Revenues	Substrate Sales	Value-add Revenues
OE Clean Air Division	307	109	198
OE Ride Performance Division	69	—	69

Total Tenneco Inc.	$376	$109	$267

	2017
	Q1
	Revenues	Substrate Sales	Value-add Revenues
OE Clean Air Division	211	76	135
OE Ride Performance Division	52	—	52

Total Tenneco Inc.	$263	$76	$187

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from substrate sales which include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

Presentation

April 27, 2018 First Quarter Earnings Conference Call

Safe Harbor  This communication contains forward-looking statements. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this communication that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events and (ii) statements about our future business plans and strategy and other statements that describe Tenneco’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. These forward-looking statements are included in various sections of this communication and the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof) are intended to identify forward-looking statements. Forward-looking statements included in this release concern, among other things, the proposed acquisition of Federal-Mogul LLC and related separation transactions, including the expected timing of completion of the proposed acquisition and spin-off; the benefits of the proposed acquisition and spin-off; the combined and separated companies’ respective plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the risk that the acquisition transaction may not be completed in a timely manner or at all due to a failure to satisfy certain closing conditions, including any stockholder or regulatory approval or the failure to satisfy other conditions to completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the outcome of any legal proceeding that may be instituted against Tenneco and others following the announcement of the transactions; the combined company may not complete the separation of the Aftermarket & Ride Performance business from the Powertrain Technology business (or achieve some or all of the anticipated benefits of such a separation); the proposed transactions may have an adverse impact on existing arrangements with Tenneco or Federal-Mogul, including those related to transition, manufacturing and supply services and tax matters; the amount of the costs, fees, expenses and charges related to the transactions may be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the transactions, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the transactions may not advance the combined or separated companies’ respective business strategy; the risk that the combined company may experience difficulty integrating or separating all employees or operations; the potential diversion of Tenneco management’s attention resulting from the proposed transactions; as well as the risk factors and cautionary statements included in Tenneco’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the SEC. In addition, please see Tenneco’s financial results press release for factors that could cause Tenneco’s future performance to vary from the expectations expressed or implied by the forward-looking statements herein.   Forward-Looking Statements

Safe Harbor Additional Information and Where to Find It In connection with the proposed transaction between Tenneco Inc. (the “Company”) and Federal-Mogul LLC, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or other document(s) that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FEDERAL-MOGUL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at investors.tenneco.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 North Field Drive in Lake Forest, Illinois 60045 or by calling (847) 482-5162. Certain Information Regarding Participants The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2018, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company. No Offers or Solicitations This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. In addition to the foregoing, please see the Company’s financial results press release for certain factors that might cause actual results to differ materially from current expectations.

Agenda First Quarter Update and Highlights Brian Kesseler Chief Executive Officer Segment Results Jason Hollar SVP Finance Financial Overview Ken Trammell Chief Financial Officer Outlook and Overview of Federal-Mogul Acquisition Brian Kesseler Chief Executive Officer Q&A Non-GAAP Results: Please see the tables that reconcile GAAP results with non-GAAP results at the end of this presentation and in Tenneco’s financial results press release, which is incorporated herein by reference. TENNECO INC. Q1 2018 EARNINGS

First Quarter Update Announced transformational acquisition of Federal-Mogul and planned separation into two publicly traded companies Aftermarket and Ride Performance Company Powertrain Technology Company Adjusting segment reporting to Clean Air, Ride Performance and Aftermarket Consistent with change in management structure of Tenneco business Aligns segment reporting with the new Aftermarket and Ride Performance company and new Powertrain Technology company Moving faster and further to unlock value TENNECO INC. Q1 2018 EARNINGS

First Quarter Highlights Delivered strong organic growth in Q1: Record revenue of $2.6B, up 12%, constant currency up 6% Ride Performance intelligent suspension revenues up 21% Commercial truck and off-highway revenue up 35% Record adjusted earnings – EBITDA, EBIT, net income and EPS Improved cash flow performance by $31M year-over-year Returned $13M to shareholders through dividends Diversified product portfolio; strong organic growth TENNECO INC. Q1 2018 EARNINGS

Q1 Revenue Outpacing industry production** by 5 percentage points VALUE-ADD REVENUE $1.9B, up 4%* Clean Air +3%* Ride Performance +13%* Aftermarket -3%* * In constant currency **IHS light vehicle production forecast TENNECO INC. Q1 2018 EARNINGS RECORD VA REVENUE YOY comparison* Light Vehicle +2%* Commercial Truck +28%* Off-Highway +41%* Aftermarket -3%* VA REVENUE by product application Q1 2018

Q1 Earnings Q1 ADJUSTED EBIT $147M, flat Record adjusted earnings per share up 8% TENNECO INC. Q1 2018 EARNINGS Revenue growth in light vehicle, commercial truck and off-highway product applications Clean Air revenue growth with strong incremental margins Offsets: Continuing tariff driven steel economic impact (-$6M) RP North America launch costs related to relocating production for a major truck platform – SOP and ramp in H2 2018 (-$6M) Global AM revenues down 3%, with 30bps impact on YOY Tenneco margins ADJUSTED EPS $1.58, up 8% Record adjusted net income up 3% 51.5M diluted shares outstanding RECORD RECORD

Q1 Clean Air TENNECO INC. Q1 2018 EARNINGS Light Vehicle 82% OH 13% CT 5% Solid margin performance in Americas and EMEA Alloy recovery progress in China, as expected VA REVENUE by product application Q1 2018 Light Vehicle -2%* VA Revenue $906M Americas -6%* Compared to Americas LV production -1% Timing of several launch transitions EMEA +5%* Outpacing flat LV production Increased volumes with VW, BMW, Volvo and JLR APAC -2%* China +2%: outpacing LV production -3% Rest driven by end of production in Australia CTOH +39%* VA Revenue $198M Americas +45%* Off-highway up ~50% on higher volumes with CAT and John Deere EMEA +36%* New business with MAN, Daimler Truck and Deutz Higher volumes with CAT and Deere APAC +27%* India ramp-up on BS IV reg.; China CT volumes -7% Kubota volumes up over 30% VA REVENUE $1,104M, up 3%* Adj. EBIT $120M; VA Adj. EBIT Margin 10.9% Q1 Commercial Highlights GM Supplier of the Year award John Deere named Tenneco India as best supplier for “New Product Development” for launch of Tier 4 Final aftertreatment 5 hybrid program awards - $21M annual VA revenue * In constant currency

Clean Air – Hybrid Growth Continuing Growth in Electrified Powertrains Program wins in hybrid electrified powertrains drive future Clean Air growth *Market weighted average System Design Increasing space scarcity in hybrids drives higher engineering complexity and tougher packaging requirements Average Value-Add Content EU6 Hybrid* CPV expected to increase 30%-40% by 2025 TENNECO INC. Q1 2018 EARNINGS $135 - $145 $110 - $120 $155 - $165 2017: 17 hybrid programs in production 2018: 11 hybrid program launches Secured Hybrid Program Wins Pre-201628 programs 201616 programs 201720 programs Q1 2018 5 programs 2015 2016 2017 Driver Time Euro 6c Performance Nomination GPF + Support Bracket GPF + Resonator Example Gasoline System Design High Voltage Li-Ion Battery 2019 Hybridization Incremental CPV $35 - $45 Incremental CPV 10% - 15%

Q1 Ride Performance Light Vehicle +11%* VA Revenue $444M Americas +5%* Outpacing Americas LV production -1% New programs with VW and FCA EMEA +19%* Outpacing flat LV production Intelligent suspension revenue +21% APAC +8%* China +4%, outpacing production -3% Recent launches with FCA and VW LV Conventional 80% CTOH 13% CTOH +25%* VA Revenue $69M Americas +33%* Higher volumes with Paccar, Daimler Truck and Hendrickson EMEA +20%* Higher volumes with Volvo Truck, Paccar and Daimler Truck * In constant currency VA REVENUE $513M, up 13%* TENNECO INC. Q1 2018 EARNINGS VA REVENUE by product application Q1 2018 LV Intelligent Suspension 7% YOY margins adversely impacted by: Steel economic impact in NA and EMEA (-$5M) North America launch costs related to relocating production for a major truck platform – SOP and ramp in H2 2018 (-$6M) Adj. EBIT $22M; VA Adj. EBIT Margin 4.3% Q1 Commercial Highlights NVH content on new BEV, launched Q4’17 GM Supplier of the Year award - Elastomers 5 program wins for intelligent suspension $85M annual revenue (~85% incremental)

Americas 74% EMEA 21% Q1 Aftermarket VA REVENUE $305M, down 3%* TENNECO INC. Q1 2018 EARNINGS AM VA REVENUE by region Q1 2018 AP 5% Americas -3%* Revenue accelerating with wholesalers; new coverage in loaded strut Inventory positions being realigned by two major NA retail customers Solid growth in S. America EMEA -6%* Timing of customer stocking orders; solid Q4 revenue growth +17% APAC +3%* Double digit growth in China and India Adj. EBIT $37M; VA Adj. EBIT Margin 12.1% Q1 Commercial Highlights North America Coverage Expansion 85 new Monroe strut and shock part numbers introduced 156 new Walker emission control part numbers launched China won 16 new customers and signed 149 new Monroe Installers in Q1, an increase of ~10% in each metric since Q4 * In constant currency

Q1 Adjustments Costs related to Federal-Mogul acquisition of $13M, or 21-cents per diluted share Restructuring and related expense of $12M pre-tax, or 16-cents per diluted share including Costs related to the accelerated move of our Beijing Ride Performance plant Other cost improvement initiatives Warranty charge of $5M, or 8-cents per diluted share TENNECO INC. Q1 2018 EARNINGS

Tax Expense Reported Q1 tax expense of $25M, includes tax benefit of: $3M on restructuring $2M for acquisition costs $1M for warranty charge Before those Q1 items, adjusted tax expense is $31M Effective tax rate of 24% in the quarter Still expect an effective tax rate for the full year in the range of 23% to 25% China high-tech designation would add a 100 – 150 bps improvement to the effective tax rate Q1 cash tax payments $25M Still expect cash tax payments in the range of $105M to $125M Continued focus on global tax planning TENNECO INC. Q1 2018 EARNINGS

Cash Flow $31M increase in cash from operations Improved net working capital performance YoY increase impacted by a net reclass of $12M of receivables collections to the investing section in accordance with adoption of a FASB interpretation Capital expenditures of $80M in the quarter Expect capital expenditures in the range of $380M to $410M Paid $13M in dividends (Q1 $0.25/share) Improved Q1 working capital cash performance TENNECO INC. Q1 2018 EARNINGS

Debt and Cash Position Interest expense of $20M in the quarter Expect full year adjusted interest expense of $75M to $80M, consistent with previous outlook Net debt / Adjusted LTM EBITDA* ratio was 1.4x, even with a year ago $ Millions March 31, 2018 2017 Total Debt $1,484 $1,519 Cash Balances 290 344 Net Debt $1,194 $1,175 TENNECO INC. Q1 2018 EARNINGS * Including noncontrolling interests.

Q2 Outlook Expect Q2 revenue to grow 13%, +8% constant currency. Outpacing light vehicle industry production** by 3%. Expect Clean Air to outpace industry production by ~3%; increased substrate / passthrough mix similar to Q1 Expect Ride Performance to outpace industry production by ~9% Expect global aftermarket to be roughly flat Q1 to Q2 sequential margin cadence similar to last year Outlook – Q2 and Full Year * Constant currency with 2017 ** IHS April 2018 global light vehicle production and Tenneco estimates. *** Excluding discrete tax items See slide 28 for Tenneco Projections TENNECO INC. Q1 2018 EARNINGS 2018 Outlook Organic growth expected to outpace production by 3% Outpace moderates in H2 due to strong CTOH year-over-year comparison Continued investments in growth – advanced suspension technologies, program launches and China aftermarket Full year margins expected to remain roughly in line with prior year Total revenue (organic growth)* +5% Light vehicle industry production** +2% Capital expenditures $380M to $410M Effective tax rate*** 23% to 25% Cash tax payments $105M to $125M Defined benefit expense /contributions $12M / $15M OPEB expense / contributions $13M / $9M Interest expense $75M to $80M Revenue growth outpacing industry production

Announced April 10, 2018 Tenneco Acquisition of Federal-Mogul Unlocking Shareholder Value Through Realignment and Separation

Creating Two Focused Companies Definitive agreement to acquire Federal-Mogul’s Motorparts and Powertrain businesses for $5.4B (EV/2017 EBITDA 7.2x / 5.4x2 with synergies) Intention to create two independent, publicly traded companies Value accretive with total annual run-rate earnings synergies of at least $200M and one time working capital synergies of at least $250M expected within 24 months after closing Transformational acquisition of Federal-Mogul and planned separation into two focused, industry-leading, publicly traded companies Powertrain: $4.5B Motorparts: $3.3B Federal-Mogul 2017 Revenues Clean Air (CA): $6.2B 1 Ride Performance (RP): $3.1B 1 Tenneco 2017 Revenues Current State Post Acquisition Post Separation RP CA Motorparts Powertrain CA Powertrain Motorparts RP CA Powertrain Motorparts RP 2017 PRO FORMA REVENUE Tenneco Federal-Mogul Tenneco CombinedCo AM & Ride Performance Powertrain Technology $9.3 (VA $7.1) $ Billions $17.1 (VA $14.9) $10.7 (VA $8.5) $6.4 $7.8 Separation expected in second half 2019 The Clean Air Aftermarket business is intended to be allocated to the Ride Performance business Calculation: Purchase price less working capital synergies ($250M) / Federal-Mogul EBITDA plus earnings synergies ($200M) TENNECO INC. Q1 2018 EARNINGS Realignment and separation to unlock significant shareholder value

Aftermarket & Ride Performance Aftermarket – Well Positioned to Win in All Markets TENNECO INC. Q1 2018 EARNINGS Well-positioned to win in China Combined strong “house of brands” expected to capture growth in China Shared investments in salesforce & distribution Combined brand power & OE pedigree Product line & coverage Wear and tear products (e.g. brake pads, wipers) can provide earlier entry into market Global Vehicles in Operation Unprecedented growth expected over next 15 years led by China Source: OCIA, Frost & Sullivan China forecast to be largest AM market by 2025 Trends in Americas and EMEA Vehicles in operation continue to grow and age Vehicle miles traveled increasing in Americas Growing demand for advanced suspension products Products Position Shocks and struts Suspension systems #1 Globally Steering, hubs Driveline #1 North America #3 EMEA Brake pads, shoes, linings Rotors and drums #1 North America Gaskets Seals #1 Globally Underhood service Ignition #3 Globally Brake pads, shoes, linings #2 EMEA Emission control products #1 NA & EMEA Suspension links, bushings, mounts, exhaust isolators Shocks and struts #1 South America

Aftermarket & Ride Performance Complete “Around the Wheel” Offering Improved system level capability to capture intelligent suspension growth trends TENNECO INC. Q1 2018 EARNINGS Note: AM brands represented here; however, OE offerings are typically branded "Tenneco" or “Federal-Mogul" for respective components Source: Company websites Comprehensive ride performance product portfolio Leader in steering, suspension and braking Focused on Chassis and Braking Leader in shocks, struts and NVH/elastomers Focused on suspension, including the intelligent suspension portfolio Upper control arm Lower control arm Strut assembly Ball joint Bushings Inner and outer tie rods Hub assembly Strut top mount Linkages Brake rotors Dampers (not shown) Brake pads

Powertrain Technology Complementary Portfolio Brings Unique Competitive Position System capabilities enable better powertrain efficiency at the lowest total system cost TENNECO INC. Q1 2018 EARNINGS Criteria Pollutants Greenhouse Gases / Fuel Economy FULL SYSTEM EMISSION CONTROL F-M Engine Components Tenneco Hot End Components Delivering an optimized trade-off between fuel economy and emission control from the cylinder to the tailpipe MANAGES: Friction / performance Combustion temperature Ignition timing MANAGES: Conversion efficiency Thermal management Precious metal loading Regulation Driven CO PM NOx

FAQ from Road This is a complex transaction, how will you manage the integration and synergy realization? Separate, dedicated integration team in place; integration designed to prepare for separation into two, independent companies Complementary product portfolio reduces level of integration complexity 80% - 85% of employees unaffected by the integration (manufacturing and application engineering) We expect to achieve the $200M of earnings synergies within 24 months of the transaction closing and expect to be at a 75% run-rate by the end of 12 months. Reducing three separate corporate structures to two Working on additional mid-term synergy opportunities including revenue synergies and manufacturing best practice sharing How will the combined and separated businesses handle the leverage given the point in the cycle? Identified working capital opportunities of at least $250M; intend to capture within 24 months Including investments to double underlying market growth, Tenneco has averaged about 70% adjusted FCF conversion over the last 3 years (excluding antitrust payments) Further opportunities to optimize capital expenditures, working capital and taxes Free cash flow expected to be used to reduce leverage going forward Over the last three years we used $607M of FCF to buy back shares TENNECO INC. Q1 2018 EARNINGS See reconciliations to U.S. GAAP at end of presentation.

FAQ from Road (continued) How does the Federal-Mogul acquisition address the threat of electrification? The aftermarket and ride performance business will be positioned to capture increased content per vehicle as powertrain technologies evolve Hybrid growth leads electrification through 2030 and the powertrain technology business is well positioned to capture that growth TENNECO INC. Q1 2018 EARNINGS Electrification of Light Vehicles* (millions) 2016 2020 2025 BEV/FC 0.5 2.2 4.6 Hybrid 2.7 12.0 33.3 Total build 93 102 110 BEV/FC CAGR 28% Hybrid CAGR 32% Cylinder content to improve fuel efficiency Aftertreatment content to meet regulations and packaging requirement of hybrids Optimization of combustion and aftertreatment to reduce total system cost Newly acquired Controlled Power Technologies provides solid base for additional growth; recently secured $100M contract for new hybrid technology Powertrain technology will be diversified with ~25% of revenue expected to be from commercial truck, off-highway and industrial customers * Source: IHS Automotive October 2017 global production forecast

Appendix: Industry Production – YoY% Change Global light vehicle production growth forecast of 2% in 2018 Major Regions Q1’18 Q2’18 FY’18 North America -3% 1% 1% South America 12% 24% 15% Europe 0% 5% 2% China -3% 8% 2% India 10% 11% 8% Global LV Industry Production -1% 5% 2% Source: IHS Automotive January 2018 global light vehicle production forecast and Tenneco estimates. TENNECO INC. Q1 2018 EARNINGS

Appendix: Pension and OPEB Pension 2015 2016 2017 Q1’18 2018E Defined Benefit Expense* $15 $11 $15** $3 $12 Defined Benefit Contributions $25 $38 $32 $4 $15 OPEB 2015 2016 2017 Q1’18 2018E Expense $8 $10 $9 $3 $13 Cash Payments $9 $9 $10 $2 $9 * Does not include settlement or curtailment amounts. **Does not include contribution from unconsolidated JV. $ Millions TENNECO INC. Q1 2018 EARNINGS

Appendix: Financial Overview – Q1 Q1’18 Q1’17** Change Total Revenue 2,574 2,292 12% Value-add Revenue Δ 1,922 1,745 10% Adjusted EBIT † 147 147 - Adjusted EBIT † (% of VA Revenue) 7.6% 8.4% -80bps Adjusted EBITDA *† 206 198 4% Adjusted Net Income † 81 79 3% Adjusted EPS ($) † $1.58 $1.46 8% Cash Flow From Operations - (31) NM Net Debt / Adjusted LTM EBITDA*† 1.4x 1.4x - Δ Value-add Revenue is total revenue less substrate sales. * Including noncontrolling interests. †See the tables that reconcile GAAP results with non-GAAP results in Tenneco’s financial results press release. ** Financial results for first quarter 2017 have been revised for certain immaterial adjustments as discussed in Tenneco’s Form 10-Q/A for the quarter ended March 31, 2017. $ Millions, except as noted TENNECO INC. Q1 2018 EARNINGS

Appendix: Tenneco Projections Tenneco’s revenue outlook for 2018 is as of April 2018. Revenue assumptions are based on projected customer production schedules, IHS Automotive April 2018 forecasts, Power Systems Research April 2018 forecasts and Tenneco estimates. In addition to the information set forth on slide 17, Tenneco’s revenue projections are based on the type of information set forth under “Outlook” in Item 7 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as set forth in Tenneco’s Annual Report on Form 10-K for the year ended December 31, 2017. Please see that disclosure for further information. Key additional assumptions and limitations described in that disclosure include: Revenue projections are based on original equipment manufacturers’ programs that have been formally awarded to the company; programs where the company is highly confident that it will be awarded business based on informal customer indications consistent with past practices; and Tenneco’s status as supplier for the existing program and its relationship with the customer. Revenue projections are based on the anticipated pricing of each program over its life. Except as otherwise indicated, revenue projections assume a fixed foreign currency value. This value is used to translate foreign business to the U.S. dollar. Revenue projections are subject to increase or decrease due to changes in customer requirements, customer and consumer preferences, the number of vehicles actually produced by our customers, and pricing. Certain elements of the restructuring and related expenses, legal settlements and other unusual charges we incur from time to time cannot be forecasted accurately.  In this respect, we are not able to forecast EBIT (and the related margins) on a forward-looking basis without unreasonable efforts on account of these factors and the difficulty in predicting GAAP revenues (for purposes of a margin calculation) due to variability in production rates and volatility of precious metal pricing in the substrates that we pass through to our customers. TENNECO INC. Q1 2018 EARNINGS

Free Cash Flow Conversion – Reconciliation of Non-GAAP Results We define free cash flow, which is not a measure determined in accordance with U.S. GAAP, as cash provided by operating activities less cash payments for purchases of property, plant and equipment, as presented in our consolidated statements of cash flows.  We have presented above free cash flow, further adjusted for cash payments we have made related to our antitrust matters.  We believe that presenting free cash flow and adjusted free cash flow provides useful information regarding our recurring cash provided by operating activities after expenditures for property, plant and equipment received and before giving effect to antitrust-related payments we have made.   It also demonstrates our ability to execute our financial strategy, which includes reinvesting minimizing debt, paying cash dividends and repurchasing common stock.   The presentation of free cash flow has material limitations. Free cash flow does not represent our cash flow available for discretionary expenditures because it excludes certain expenditures that are required or that we have committed to. Our definition of free cash flow may not be comparable to similarly titled measures presented by other companies.   We present  adjusted net income in order to reflect our results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to net income been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.   We present average adjusted free cash flow conversion, which is the ratio of adjusted free cash flow to adjusted net income, as we believe that such measure provides useful information to our investors about the relationship between our adjusted net income and our availability of cash flow to execute our financial strategy as described above.

Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this communication that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events and (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. These forward-looking statements are included in various sections of this communication and the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof) are intended to identify forward-looking statements. Forward-looking statements included in this communication concern, among other things, the proposed acquisition of Federal-Mogul LLC and related separation transactions, including the expected timing of completion of the proposed acquisition and spin-off; the benefits of the proposed acquisition and spin-off; the combined and separated companies’ respective plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the risk that the acquisition transaction may not be completed in a timely manner or at all due to a failure to satisfy certain closing conditions, including any stockholder or regulatory approval or the failure to satisfy other conditions to completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the outcome of any legal proceeding that may be instituted against the Company and others following the announcement of the transactions; the combined company may not complete the separation of the Aftermarket & Ride Performance business from the Powertrain Technology business (or achieve some or all of the anticipated benefits of such a separation); the proposed transactions may have an adverse impact on existing arrangements with the Company or Federal-Mogul, including those related to transition, manufacturing and supply services and tax matters; the amount of the costs, fees, expenses and charges related to the transactions may be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the transactions, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the transactions may not advance the combined or separated companies’ respective business strategy; the risk that the combined company may experience difficulty integrating or separating all employees or operations; the potential diversion of the Company’s management’s attention resulting from the proposed transactions; as well as the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”). Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Unless otherwise indicated, the forward-looking statements in this communication are made as of the date of this communication, and, except as required by law, the Company does not undertake any obligation, and disclaims any obligation, to publicly disclose revisions or updates to any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Federal-Mogul, LLC, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or other document(s) that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE

PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FEDERAL-MOGUL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at investors.tenneco.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 North Field Drive in Lake Forest, Illinois, 60045 or by calling (847) 482-5162.

Certain Information Regarding Participants

The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2018, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company.

No Offer or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.